UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2022
Commission File Number: 001-39558

PERELLA WEINBERG PARTNERS
(Exact Name of Registrant as Specified in its Charter)

Delaware	84-1770732
( State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
767 Fifth Avenue New York, NY	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 287-3200

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PWP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 23, 2022, Peter A. Weinberg, Chairman of the Board of Directors (the “Board”) of Perella Weinberg Partners (“PWP” or the “Company”) and Chief Executive Officer of the Company, informed the Board of his intention to step down from his role as Chief Executive Officer of the Company, effective January 1, 2023. Mr. Weinberg will continue to serve as Chairman of the Board, and will serve as a full-time officer and employee of the Company in this role.

Andrew Bednar, Co-President of the Company, has been appointed Chief Executive Officer of the Company, effective January 1, 2023. Mr. Bednar will report directly to the Board in his new role.

Mr. Bednar, 54, a founding partner of PWP, has served as Co-President with Dietrich Becker since March 2020, and as a member of the Company’s board of directors since June 2021. Mr. Bednar is a seasoned banker, with over 25 years of investment banking experience. Prior to joining PWP in 2006, Mr. Bednar was Head of U.S. Mergers & Acquisition at Bank of America. Prior to that, he was a Managing Director at Goldman, Sachs & Co. He began his career at Cravath, Swaine & Moore LLP in 1994. Mr. Bednar earned a Bachelor of Science and a Master’s in Business Administration from Cornell University, and also received a Juris Doctor from Columbia University. Mr. Bednar has extensive investment banking and investment advisory experience.

The appointment of Mr. Bednar was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity. Executive officers are elected by, and serve at the discretion of, the Board. Further, with regard to Mr. Bednar, there are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant that would require disclosure under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

A copy of the press release announcing these changes is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release of Perella Weinberg Partners, dated September 26, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERELLA WEINBERG PARTNERS

Date: September 26, 2022	By:	/s/ Gary Barancik
	Name:	Gary Barancik
	Title:	Chief Financial Officer